UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2008

ROMA FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

United States	0-52000	51-0533946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Route 33, Robbinsville, New Jersey	08691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:)	(609) 223-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN REPORT

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On August 1, 2008, the Registrant issued a press release disclosing its results of operations for the quarter ended June 30, 2008. A copy of the press release is included with this Form 8-K as Exhibit 99.1.

Section 8 – Other Events

Item 8.01. Other Events

On August 1, 2008, the Registrant issued a press release announcing that its Board of Directors had authorized a stock repurchase program pursuant to which up to 5% of its outstanding shares (excluding shares held by Roma Financial Corp. MHC) or up to 419,786 shares will be repurchased. A copy of the press release is included with this Form 8-K as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release, dated August 1, 2008
99.2	Press Release, dated August 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMA FINANCIAL CORPORATION
Date: August 1, 2008	By:	/s/ Sharon L. Lamont
Sharon L. Lamont Chief Financial Officer